Income Taxes	12 Months Ended
Dec. 31, 2013
Income Tax Disclosure [Abstract]
Income Taxes

NOTE 17

Income Taxes

The components of income tax expense for the years ended December 31 included in the Consolidated Statements of Income were as follows:

(Millions)		2013		2012	2011
Current income tax expense:
U.S. federal		$1,730		$982	$958
U.S. state and local		288		189	156
Non-U.S.		514		445	434
Total current income tax expense		2,532		1,616	1,548
Deferred income tax expense (benefit):
U.S. federal		113		359	464
U.S. state and local		4		39	68
Non-U.S.		(120)		(45)	(23)
Total deferred income tax expense		(3)		353	509
Total income tax expense on
continuing operations		$2,529		$1,969	$2,057
Income tax benefit from
discontinued operations	$	―	$	―	$(36)

A reconciliation of the U.S. federal statutory rate of 35 percent to the Company's actual income tax rate for the years ended December 31 on continuing operations was as follows:

	2013	2012	2011
U.S. statutory federal income tax rate	35.0%	35.0%	35.0%
Increase (decrease) in taxes resulting from:
Tax-exempt income	(1.6)	(1.6)	(1.5)
State and local income taxes, net of
federal benefit	3.1	2.5	2.6
Non-U.S. subsidiaries earnings(a)	(2.8)	(5.2)	(4.4)
Tax settlements(b)	(1.9)	(0.2)	(1.9)
All other	0.3	―	(0.2)
Actual tax rates(a)	32.1%	30.5%	29.6%

  Results for all years primarily included tax benefits associated with the undistributed earnings of certain non-U.S. subsidiaries that were deemed to be reinvested indefinitely. In addition, 2012 and 2011 included tax benefits of $146 million and $77 million, which decreased the actual tax rates by 2.3 percent and 1.1 percent, respectively, related to the realization of certain foreign tax credits.
  Relates to the resolution of tax matters in various jurisdictions.

The Company records a deferred income tax (benefit) provision when there are differences between assets and liabilities measured for financial reporting and for income tax return purposes. These temporary differences result in taxable or deductible amounts in future years and are measured using the tax rates and laws that will be in effect when such differences are expected to reverse.

The significant components of deferred tax assets and liabilities as of December 31 are reflected in the following table:

(Millions)	2013	2012
Deferred tax assets:
Reserves not yet deducted for tax purposes	$3,813	$3,828
Employee compensation and benefits	721	761
Other	546	537
Gross deferred tax assets	5,080	5,126
Valuation allowance	(121)	(162)
Deferred tax assets after valuation allowance	4,959	4,964
Deferred tax liabilities:
Intangibles and fixed assets	1,325	1,346
Deferred revenue	453	403
Deferred interest	363	378
Asset Securitization	130	73
Other	245	306
Gross deferred tax liabilities	2,516	2,506
Net deferred tax assets	$2,443	$2,458

A valuation allowance is established when management determines that it is more likely than not that all or some portion of the benefit of the deferred tax assets will not be realized. The valuation allowances as of December 31, 2013 and 2012 are associated with net operating losses and other deferred tax assets in certain non-U.S. operations of the Company.

Accumulated earnings of certain non-U.S. subsidiaries, which totaled approximately $9.6 billion as of December 31, 2013, are intended to be permanently reinvested outside the U.S. The Company does not provide for federal income taxes on foreign earnings intended to be permanently reinvested outside the U.S. Accordingly, federal taxes, which would have aggregated approximately $3.0 billion as of December 31, 2013, have not been provided on those earnings.

Net income taxes paid by the Company (including amounts related to discontinued operations) during 2013, 2012 and 2011, were approximately $2.0 billion, $1.9 billion and $0.7 billion, respectively. These amounts include estimated tax payments and cash settlements relating to prior tax years.

The Company is subject to the income tax laws of the U.S., its states and municipalities and those of the foreign jurisdictions in which the Company operates. These tax laws are complex, and the manner in which they apply to the taxpayer's facts is sometimes open to interpretation. Given these inherent complexities, the Company must make judgments in assessing the likelihood that a tax position will be sustained upon examination by the taxing authorities based on the technical merits of the tax position. A tax position is recognized only when, based on management's judgment regarding the application of income tax laws, it is more likely than not that the tax position will be sustained upon examination. The amount of benefit recognized for financial reporting purposes is based on management's best judgment of the largest amount of benefit that is more likely than not to be realized on ultimate settlement with the taxing authority given the facts, circumstances and information available at the reporting date. The Company adjusts the level of unrecognized tax benefits when there is new information available to assess the likelihood of the outcome.

The Company is under continuous examination by the Internal Revenue Service (IRS) and tax authorities in other countries and states in which the Company has significant business operations. The tax years under examination and open for examination vary by jurisdiction. The IRS has completed its field examination of the Company's federal tax returns for years through 2007; however, refund claims for certain years continue to be reviewed by the IRS. In addition, the Company is currently under examination by the IRS for the years 2008 through 2011.

The following table presents changes in unrecognized tax benefits:

(Millions)	2013	2012	2011
Balance, January 1	$1,230	$1,223	$1,377
Increases:
Current year tax positions	124	51	77
Tax positions related to prior years	176	64	247
Decreases:
Tax positions related to prior years	(371)	(44)	(457)
Settlements with tax authorities	(94)	(25)	(2)
Lapse of statute of limitations	(21)	(37)	(19)
Effects of foreign currency
translations	―	(2)	―
Balance, December 31	$1,044	$1,230	$1,223

Included in the unrecognized tax benefits of $1.0 billion for December 31, 2013 and $1.2 billion for both December 31, 2012 and 2011, are approximately $427 million, $452 million and $440 million, respectively, that, if recognized, would favorably affect the effective tax rate in a future period.

The Company believes it is reasonably possible that its unrecognized tax benefits could decrease within the next 12 months by as much as $632 million principally as a result of potential resolutions of prior years' tax items with various taxing authorities. The prior years' tax items include unrecognized tax benefits relating to the deductibility of certain expenses or losses and the attribution of taxable income to a particular jurisdiction or jurisdictions. Of the $632 million of unrecognized tax benefits, approximately $474 million relates to amounts that if recognized would be recorded to shareholders' equity and would not impact the effective tax rate. With respect to the remaining $158 million, it is not possible to quantify the impact that the decrease could have on the effective tax rate and net income due to the inherent complexities and the number of tax years open for examination in multiple jurisdictions. Resolution of the prior years' items that comprise this remaining amount could have an impact on the effective tax rate and on net income, either favorably (principally as a result of settlements that are less than the liability for unrecognized tax benefits) or unfavorably (if such settlements exceed the liability for unrecognized tax benefits).

Interest and penalties relating to unrecognized tax benefits are reported in the income tax provision. During the years ended December 31, 2013, 2012 and 2011, the Company recognized benefits of approximately $31 million, $8 million and $63 million, respectively, of interest and penalties. The Company has approximately $144 million and $155 million accrued for the payment of interest and penalties as of December 31, 2013 and 2012, respectively.

Discontinued operations for 2011 included the impact of a $36 million tax benefit related to the favorable resolution of certain prior years' tax items related to American Express Bank, Ltd., which was sold to Standard Chartered PLC during the quarter ended March 31, 2008.